UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 2, 2022
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001577310

Sequoia Mortgage Trust 2013-8

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001176320

Sequoia Residential Funding, Inc.

(exact name of the depositor as specified in its charter)

Central Index Key Number of the sponsor: 0001530239

RWT Holdings, Inc.

(Exact names of sponsor as specified in its charter)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-185882-04 (Commission File Number of the issuing entity)	46-3062396 46-3072712 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5693

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02  Termination of a Material Definitive Agreement.

Background

On March 23, 2021, Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and Wells Fargo Delaware Trust Company, N.A. (“WFDTC”, and collectively with Wells Fargo Bank, “Wells Fargo”) announced that it had entered into a definitive agreement with Computershare Trust Company, National Association (“CTCNA”), Computershare Delaware Trust Company (“CDTC”, and collectively with CTCNA, “Computershare”) and Computershare Limited (“CPU Ltd”) to sell substantially all of their Corporate Trust Services (“CTS”) business. Effective as of November 1, 2021 (the “Closing Date”), the sale closed, and virtually all CTS employees of Wells Fargo, along with most existing CTS systems, technology, and offices, transferred to Computershare. On the Closing Date, for some of the transactions in Wells Fargo’s CTS business, Wells Fargo transferred its roles and the duties, rights, and liabilities with such roles under the relevant transaction agreements (the “Roles”) to CTCNA or CDTC.

On March 23, 2021, Wells Fargo Bank, WFDTC, CTCNA, CDTC, and CPU Ltd entered into a Servicing Agreement, which was amended and restated as of October 31, 2021 (as amended, the “Servicing Agreement”) and became effective as of the Closing Date.  For those transactions in Wells Fargo’s CTS business where one or more of its Roles did not transfer to CTCNA or CDTC on the Closing Date (the “Non-Transferred Role(s) Transactions”), CTCNA or CDTC performed all or virtually all of such Roles on behalf of Wells Fargo as its agent pursuant to the Servicing Agreement.

Sequoia Mortgage Trust 2013-8

As of the Closing Date, the Sequoia Mortgage Trust 2013-8 was a Non-Transferred Role(s) Transaction and CTCNA performed the role of custodian under the pooling and servicing agreement governing the Sequoia Mortgage Trust 2013-8 (the “SEMT 2013-8 PSA”) as agent for Wells Fargo Bank pursuant to the Servicing Agreement, provided that pursuant to the SEMT 2013-8 PSA, the appointment of CTCNA as agent to Wells Fargo Bank did not relieve Wells Fargo Bank of responsibility for its duties and obligations under the SEMT 2013-8 PSA.

In a Current Report on Form 8-K filed on November 5, 2021, the Sequoia Mortgage Trust 2013-8 disclosed the appointment of CTCNA as agent for Wells Fargo Bank as custodian under the SEMT 2013-8 PSA and identified the Servicing Agreement as a material definitive agreement.  The Servicing Agreement was filed by the registrant on November 4, 2021 under Commission File No. 333-185882-04 and is incorporated by reference herein as Exhibit 99.1

Transfer of Roles for the Sequoia Mortgage Trust 2013-8

As of May 2, 2022 (the “Transfer Date”), (a) Wells Fargo fully transferred, and CTCNA assumed, the duties, rights, and liabilities of the custodian under the SEMT 2013-8 PSA, and (b) CTCNA is therefore no longer performing the role of custodian under the SEMT 2013-8 PSA as agent for Wells Fargo pursuant to the Servicing Agreement.  As of the Transfer Date, Wells Fargo is no longer responsible for the duties, rights, and liabilities of the custodian under the SEMT 2013-8 PSA.

Termination of Servicing Agreement

Therefore, as of the Transfer Date, with respect to the Sequoia Mortgage Trust 2013-8, the Servicing Agreement was terminated.

Item 8.01  Other Events.

Background

See the “Background” section in Item 1.02.

Sequoia Mortgage Trust 2013-8

See the “Sequoia Mortgage Trust 2013-8” section in Item 1.02.

Transfer of Roles for the Sequoia Mortgage Trust 2013-8

See the “Transfer of Roles for the Sequoia Mortgage Trust 2013-8” section in Item 1.02.

Reg AB Disclosure for Computershare Trust Company, National Association

Reg AB Item 1108 Disclosure

As of the Transfer Date, CTCNA is acting as custodian under the SEMT 2013-8 PSA.  CTCNA is a national banking association and a wholly-owned subsidiary of CPU Ltd, an Australian financial services company with approximately $6.096 billion (USD) in assets as of December 31, 2021.  CPU Ltd and its affiliates have been engaging in financial service activities, including stock transfer related services, since 1997, and corporate trust related services since 2000.  CTCNA provides corporate trust, custody, securities transfer, cash management, investment management and other financial and fiduciary services, and has been engaged in providing financial services, including corporate trust services, since 2000.  The transaction parties may maintain commercial relationships with CTCNA and its affiliates.  CTCNA maintains corporate trust offices at 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (among other locations).

As of the Transfer Date, CTCNA is acting as custodian of the mortgage loan files under the SEMT 2013-8 PSA.  In that capacity, CTCNA is responsible to hold and safeguard the mortgage notes and other contents of the mortgage files on behalf of the trustee and the certificateholders.  CTCNA maintains each mortgage loan file in a separate file folder marked with a unique bar code to assure loan-level file integrity and to assist in inventory management.  Files are segregated by transaction or investor.  With its acquisition of the CTS business from Wells Fargo Bank on November 1, 2021, CTCNA acquired a business that has been engaged in the mortgage document custody business for more than 25 years.  As of December 31, 2021, CTCNA was acting in some cases as the custodian, and in most cases as agent for the custodian, for approximately 10 million residential mortgage loan files.

CTCNA, through the CTS business acquired from Wells Fargo Bank, serves or may have served within the past two years as loan file custodian or the agent of the loan file custodian for various mortgage loans owned by the mortgage loan seller(s) or an affiliate of the mortgage loan seller(s).  The terms of any custodial agreement under which those services are provided are customary for the mortgage-backed securitization industry and provide for the delivery, receipt, review, and safekeeping of mortgage loan files.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 99.1

Second Amended And Restated Servicing Agreement, dated as of October 31, 2021 (filed as Exhibit 99.1 to the registrant’s Current Report on Form 8-K dated November 4, 2021 under Commission File No. 333-185882-04 and is incorporated by reference herein)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequoia Residential Funding, Inc. (Depositor)

/s/ Jeremy P. Strom
Jeremy P. Strom, President & Senior Officer in Charge of Securitization

Date: May 4, 2022

4